CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Jerry Szilagyi, President of the Mutual Fund Series Trust, (the “Funds"), certify that:

1.

The N-CSR of the Funds for the period ended June 30, 2022 (the “Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Michael Schoonover __________
Michael Schoonover
Principal Executive Officer/President

Date:	October 24, 2022

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO ULTIMUS FUND SOLUTIONS, LLC AND WILL BE RETAINED BY ULTIMUS FUND SOLUTIONS, LLC AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Erik Naviloff, Treasurer of the Mutual Fund Series Trust, (the “Funds"), certify that:

1.

The N-CSR of the Funds for the period ended June 30, 2022 (the “Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Erik Naviloff_______
Erik Naviloff
Principal Financial Officer/Treasurer

Date:	October 24, 2022

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO ULTIMUS FUND SOLUTIONS, LLC AND WILL BE RETAINED BY ULTIMUS FUND SOLUTIONS, LLC AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.